EXHIBIT 10.2
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                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement dated March 1, 2005 (the "Amendment") is made by and among SWK Technologies, Inc., a Delaware corporation (hereinafter referred to as the "Company"), having an office at 293 Eisenhower Parkway, Livingston, NJ 07039, Trey Resources, Inc. a Delaware corporation (hereinafter referred to as "Trey"), having an office at 293 Eisenhower Parkway, Livingston, NJ 07039 and Andrew Rudin, currently residing at ___________________ (the "Executive").

                              W I T N E S S E T H :

         WHEREAS, the Company and the Executive entered into an employment agreement dated March 1, 2005 (the "Employment Agreement"), and

         WHEREAS, the Company and the Executive wish to mutually amend this Employment Agreement,

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged, the parties agree as follows:

The terms and conditions as set forth below shall amend the Employment
Agreement:

1. The Preamble of the Employment Agreement is hereby amended by adding the following additional party in between the reference to the Company and the Executive so that the Preamble shall read:

                  "AGREEMENT made as of March 1, 2005, by and among SWK TECHNOLOGIES, INC., a Delaware corporation (hereinafter referred to as the "Company"), having an office at 293 Eisenhower Parkway, Livingston, New Jersey 07039, Trey Resources, Inc. a Delaware corporation (hereinafter referred to as "Trey"), having an office at 293 Eisenhower Parkway, Livingston, NJ 07039 and Andrew Rudin, currently residing at 91 Circle Drive, Syosset, New York 11791 (hereinafter referred to as the "Executive")."


2. Section 4(a) is hereby amended by deleting the reference to the date of March 1, 2005 and replacing it with the date of March 1, 2006.

3. Section 4(h) is hereby amended by deleting this subsection in its entirety and replacing it with the following language:
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                  "4(h) The Executive will receive a commission equal to $1,500
         (to a maximum of $60,000) payable in cash, plus those number of shares of Trey Resources, Inc. Class A Common Stock equal to $1,875 (to a maximum of $75,000) for every customer of Business Consulting Solutions LLC for which Best Software, Inc. transfers the Reseller of Record on the records maintained by Best Software, Inc to the Company (the "Commission"). The number of shares of common stock to be issued pursuant to this Section 4(h) shall be calculated using the average closing price for the five trading days preceding the date hereof. Such Commission shall be paid monthly over a period of thirty-six (36) months. In the event that less than thirty percent (30%) of the customers who transfer Resellers of Record for the Company's benefit fail to remain customers of the Company through at least March 1, 2008, then that portion of the Commission that has already been paid the Executive shall be subject to forfeiture and the Company shall have no further obligation to make any further Commission payments to the Executive."

4. Section 18 entitled "Notices" is hereby amended by deleting in its entirety reference to the law firm of Kramer Levin Naftalis & Frankel LLP and replacing it with: Meritz & Muenz LLP, 2021 O Street, NW, Washington, DC 20036,
Attention: Lawrence A. Muenz, Esquire.

5. The Signature section of this Agreement is hereby amended by deleting the reference to Section 4(g) appearing above the corporate name of "Trey Resources, Inc."


                            Signature page to follow.

















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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SWK TECHNOLOGIES, INC.                               ANDREW RUDIN



By:________________________                          By:________________________
Name:    Jeffrey D. Roth
Title:   Chief Executive Officer

Dated: ____________________                          Dated: ____________________



With respect to Section 4(h), the undersigned acknowledges and accepts its obligations.

TREY RESOURCES, INC.



By: __________________________      Dated: _____________________
Name:  Mark Meller
Title:   Chief Executive Officer



















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